                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. ___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement            [ ]   Confidential, for Use of the
[X]   Definitive Proxy Statement                   Commission Only (as permitted
[ ]   Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]   Soliciting Material Under Rule 14a-12

                          BONE CARE INTERNATIONAL, INC.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                          BONE CARE INTERNATIONAL, INC.
                               1600 ASPEN COMMONS
                           MIDDLETON, WISCONSIN 53562
                                 (608) 662-7800

October 10, 2003

Dear Shareholder:

You are invited to attend the 2003 Annual Meeting of Shareholders of Bone Care International, Inc. to be held on Wednesday, November 19, 2003 at 10:00 A.M., local time, at the Holiday Inn Hotel and Suites, 1109 Fourier Drive, Madison, Wisconsin 53717.

At this year's meeting you will be asked to: (i) elect two directors; (ii) approve the 2003 Stock Incentive Plan; and (iii) ratify the selection of the Company's independent auditors. The accompanying Notice of Meeting and Proxy Statement describe these matters. We urge you to read this information carefully.

Your Board of Directors unanimously believes that election of its nominees for directors, approval of the 2003 Stock Incentive Plan and ratification of its selection of independent auditors are in the best interests of Bone Care International and its shareholders, and, accordingly, recommends a vote FOR election of the nominees for directors, approval of the 2003 Stock Incentive Plan and ratification of the selection of Deloitte & Touche LLP as independent auditors.

In addition to the formal business to be transacted, management will make a presentation on developments of the past year and respond to comments and questions of general interest to shareholders.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote by completing and mailing the enclosed proxy card. Voting by written proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder or record regarding each of these voting options.

Sincerely,

/s/ Paul L. Berns

Paul L. Berns
President and Chief Executive Officer

                          BONE CARE INTERNATIONAL, INC.
                               1600 ASPEN COMMONS
                           MIDDLETON, WISCONSIN 53562
                                 (608) 662-7800

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 19, 2003

         The 2003 annual meeting of shareholders of Bone Care International, Inc., will be held at the Holiday Inn Hotel and Suites, 1109 Fourier Drive, Madison, Wisconsin 53717 on Wednesday, November 19, 2003, at 10:00 a.m., local time, for the following purposes:

         (1) To elect two directors to serve until the 2006 annual meeting of shareholders;

         (2)      To approve the 2003 Stock Incentive Plan;

         (3) To ratify the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending June 30, 2004; and

         (4) To transact any other business as may properly come before the meeting or any adjournments thereof.

         Only shareholders of record at the close of business on October 6, 2003, the record date for the meeting, will be entitled to notice of and to vote at the meeting or any adjournments thereof.

                                           By Order of the Board of Directors,

                                           /s/ Paul L. Berns

                                           Paul L. Berns
                                           President and Chief Executive Officer

Middleton, Wisconsin
October 10, 2003

                                    IMPORTANT

 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE
    MEETING. ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FOLLOWING THE INSTRUCTIONS SET FORTH ON PAGE 2 OF THE ACCOMPANYING PROXY
  STATEMENT. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST
          OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

THE COMPANY'S 2003 ANNUAL REPORT TO SHAREHOLDERS ACCOMPANIES THE PROXY STATEMENT
                               AND FORM OF PROXY.

                          BONE CARE INTERNATIONAL, INC.
                               1600 ASPEN COMMONS
                           MIDDLETON, WISCONSIN 53562
                                 (608) 662-7800

                                 PROXY STATEMENT

PROXY SOLICITATION

     This proxy statement is furnished in connection with the solicitation of the accompanying proxy by the Board of Directors of Bone Care International, Inc. (sometimes referred to as the "Company," "Bone Care," "we," "our" or "us") for use at the 2003 annual meeting of shareholders to be held at the Holiday Inn Hotel and Suites, 1109 Fourier Drive, Madison, Wisconsin 53717, on Wednesday, November 19, 2003, at 10:00 a.m., local time, and at any adjournments thereof.

     At the meeting, shareholders will consider proposals to: (1) elect two directors to serve until the 2006 annual meeting of shareholders; (2) approve the 2003 Stock Incentive Plan; and (3) ratify the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending June 30, 2004. The Board of Directors does not know of any other matters to be brought before the meeting; however, if other matters should properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote on such matters at their discretion.

     Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by attending the meeting and voting in person or by advising our secretary of such revocation in writing (by later-dated proxy which is voted at the meeting or otherwise).

     The notice of the annual meeting, this proxy statement, the accompanying form of proxy, and the annual report on Form 10-K filed with the SEC, including financial statements for the fiscal year ended June 30, 2003, were first mailed to shareholders on or about October 20, 2003.

SHAREHOLDERS ENTITLED TO VOTE

     Only holders of record of the shares of our common stock at the close of business on October 6, 2003, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting and at any adjournments thereof. Shareholders will be entitled to one vote for each full share held. On October 6, 2003, there were 14,283,130 shares of common stock outstanding and entitled to vote at the annual meeting. Appearance at the annual meeting in person or by proxy of the holders of common stock entitled to cast at least 7,141,566 votes is required for a quorum. Shares represented by abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. A broker non-vote occurs when a registered broker holding a customer's shares in the name of the broker has not received voting instructions on the matter from the customer and is barred by applicable rules from exercising discretionary voting authority in the matter.

VOTING INFORMATION

     With respect to Proposal No. 1, the election of two directors, directors will be elected by a plurality of the votes cast. This means that the director nominees with the most affirmative votes are elected. Abstentions and withholding authority to vote for a nominee will not affect whether a nominee receives a plurality of votes. Brokers who have not received voting instructions from beneficial owners by ten days prior to the annual meeting are permitted to vote the shares of such holders in their discretion, subject to any instructions subsequently given by such holders prior to the annual meeting.

     With respect to Proposal No. 2, the approval of the 2003 Stock Incentive Plan, action of shareholders will by taken by a majority of the votes cast, excluding abstentions. Abstentions will be treated as not voted and will not be counted as votes for or against the proposal. Brokers who have not received voting instructions from beneficial owners by ten days prior to the annual meeting are permitted to vote the shares of such holders in their discretion, subject to any instructions subsequently given by such holders prior to the annual meeting.

     With respect to Proposal No. 3, ratification of Deloitte & Touche LLP as our independent auditors for 2004, action of the shareholders will be taken by a majority of the votes cast, excluding abstentions. Abstentions will be treated as not voted and will not be counted as votes for or against the proposal. Brokers who have not received voting instructions from beneficial owners by ten days prior to the annual meeting are permitted to vote the shares of such holders in their discretion, subject to any instructions subsequently given by such holders prior to the annual meeting.

     Proxies in the accompanying form, properly executed and received by us at or prior to the meeting and not revoked, will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder as to a proposal, the shareholder's proxy will be voted "FOR" the election of the director nominees named in this proxy statement, "FOR" the approval of the 2003 Stock Incentive Plan and "FOR" ratification of the selection of our independent auditors.

     If any additional matters should properly come before the annual meeting, then, except as otherwise provided by law or by the Certificate of Incorporation or Bylaws of the Company with respect to particular types of matters, action of the shareholders would be taken by a majority of the votes cast at the annual meeting, excluding abstentions which would not be counted as votes for or against.

     Your vote is important. Accordingly, you are asked to complete, sign and return the accompanying proxy card (or voting instruction sheet for your broker or other nominee), whether or not you plan to attend the annual meeting. If you plan to attend the annual meeting to vote in person and your shares are registered with the Company's transfer agent in the name of a broker or other nominee, you must secure a proxy card from the broker or other nominee assigning voting rights to you for your shares.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS: FUTURE HOUSEHOLDING OF MAILINGS TO SHAREHOLDERS WHO SHARE THE SAME RESIDENTIAL ADDRESS AND HOLD THEIR STOCK IN STREET NAME

     In December 2000, the SEC enacted rules allowing multiple shareholders residing at the same address the convenience of receiving a single copy of proxy and information statements, annual reports and prospectuses if they consent to do so. This is known as "householding." Individual companies may seek the consent of their shareholders to householding. Brokers and banks maintaining accounts for shareholders may also seek consent to householding. The process of householding allows companies, brokers and banks to reduce the number of copies of materials which must be printed and mailed; this saves printing and mailing costs and reduces the mailbox congestion which results from multiple copies of the same material. Under householding, each shareholder continues to receive a separate proxy card or, in the case of securities held in street name accounts, a separate voting instruction form.

     Some Bone Care stock is held in street name accounts, i.e., by brokers or banks or other intermediaries who maintain accounts for their clients. This year ADP, the agent for most of the brokers and banks who maintain accounts for our shareholders, is soliciting our shareholder consent to future householding. We consent to this future householding. It is expected to result in convenience to shareholders and cost savings to us and the intermediaries.

     If you hold your Bone Care stock in street name, and if your broker or other intermediary uses ADP as its agent, and if you have not previously consented directly or indirectly that ADP household materials for the companies whose stock you beneficially own through your street name account, you will receive with this year's Bone Care proxy statement and annual report a separate notice explaining householding. The ADP Voting Instruction Form enclosed with these materials contains a section in which you can indicate your consent to, or objection to, future householding of our mailings. If you do not indicate objection to householding by either checking "Against" on the Voting Instruction Form or calling the number listed on the Voting Instruction Form, you will be deemed to have given your implied consent to future householding, and householding for your account will start 60 days after the date of the ADP mailing of this year's materials to you. Affirmative or implied consent to householding remains in effect until you revoke it by calling the telephone number supplied in the householding election section of the Voting Instruction Form. If you revoke the householding election, you will begin receiving individual copies within 30 days after the revocation.

     If you are in a householding group for your street name account and would like, nonetheless, to receive a separate copy of our proxy statement and/or annual report, please write to us at 1600 Aspen Commons, Middleton, WI 53562,
Attention: Investor Relations, or call us at 608-662-7800, and we will send you a copy. If you are in a householding group for your street name account and, in the future, would like to stop householding for your street name account -- or if you initially objected to householding but later decide to consent to householding -- please call the number provided to you on the ADP Voting Instruction Form.

            SECURITIES BENEFICIALLY OWNED BY PRINCIPAL SHAREHOLDERS,
                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table lists all institutions and individuals known by us to beneficially own more than five percent of Bone Care's common stock as of October 6, 2003. The table also summarizes information for our directors and executive officers, individually and as a group.

     Beneficial ownership is determined in accordance with the rules of the SEC. Beneficial ownership generally includes voting or investment power with respect to securities. Common stock subject to an option that is exercisable within 60 days of October 6, 2003, is deemed to be beneficially owned by the person holding the option when computing ownership but is not treated as outstanding when computing the ownership of any other person. We have determined each beneficial owner's percentage ownership by assuming that stock options held by such person which are exercisable within 60 days of October 6, 2003 have been exercised. Except as indicated by the footnotes to the table below, we believe, based on information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Applicable percentage of beneficial ownership is based on 14,283,130 shares of common stock outstanding as of October 6, 2003.

                                                                             AMOUNT AND
                                                                             NATURE OF     PERCENT
                                                                             BENEFICIAL      OF
NAME AND ADDRESS OF BENEFICIAL OWNER +                                       OWNERSHIP      CLASS
--------------------------------------                                       ----------    -------
Richard B. Mazess, Ph.D. (1)...........................................       2,830,710     19.8%
State of Wisconsin Investment Board (2)................................       2,810,400     19.7
   Lake Terrace
   121 E. Wilson Street
   Madison, WI 53707
T. Rowe Price Associates, Inc. and
T. Rowe Price Small-Cap Value Fund, Inc. (3)...........................       1,414,900      9.9
   100 E. Pratt Street
   Baltimore, MD 21202
Wellington Management Company, LLP(4) .................................         848,300      5.9
   75 State Street
   Boston, MA  02109
Paul L. Berns (5)......................................................         198,333      1.4
Robert A. Beckman (6)..................................................          89,200        *
Charles R. Klimkowski, CFA(7)..........................................         124,300        *
James V. Caruso (8) ...................................................          85,833        *
Gary Nei (9)...........................................................          28,333        *
Martin Barkin (10).....................................................          26,000        *
Andrew Morgan (10).....................................................          24,445        *
Carmine Durham (10)....................................................          24,167        *
Ed Staiano (11)........................................................          24,000        *
Michael Casey (12).....................................................          13,000        *
All Directors and Executive Officers as a Group
   (14 persons) (13)...................................................       3,493,266     23.6

*    Less than 1 percent.

+ Unless otherwise indicated, the business address of each beneficial owner is Bone Care International, Inc., 1600 Aspen Commons, Middleton, WI 53567

(1) Includes 1,501,950 shares of common stock held by Dr. Mazess in joint tenancy with his wife and 587,500 shares of common stock held by Dr. Mazess as custodian for his daughters.

(2) Based on Amendment No. 5 to Schedule 13G filed with the SEC on February 11, 2003, by the State of Wisconsin Investment Board.

(3) Based on Amendment No. 6 to Schedule 13G filed with the SEC on January 27, 2003 by T. Rowe Price Associates, Inc., and T. Rowe Price Small-Cap Value Fund, Inc. Such filing reported that T. Rowe Price Associates, Inc. had sole voting power with respect to 493,200 shares of common stock and had sole dispositive power with respect to 1,414,900 shares of common stock, and T. Rowe Price Small-Cap Value Fund, Inc., had sole voting power with respect to 843,500 shares of common stock.

(4) Based on Amendment No. 2 to Schedule 13G filed with the SEC on February 12, 2003 by Wellington Management Company, LLP.

(5) Includes 193,333 shares of common stock subject to options exercisable within 60 days of October 6, 2003.

(6) Includes 31,600 shares of common stock subject to options exercisable within 60 days of October 6, 2003.

(7) Includes 68,500 shares of common stock subject to options exercisable within 60 days of October 6, 2003.

(8) Includes 83,333 shares of common stock subject to options exercisable within 60 days of October 6, 2003.

(9) Includes 23,333 shares of common stock subject to options exercisable within 60 days of October 6, 2003.

(10) Represents shares of common stock subject to options exercisable within 60 days of October 6, 2003.

(11) Includes 14,000 shares of common stock subject to options exercisable within 60 days of October 6, 2003.

(12) Includes 10,000 shares of common stock subject to options exercisable within 60 days of October 6, 2003.

(13) Includes 581,556 shares of common stock subject to options exercisable within 60 days of October 6, 2003.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     Our by-laws authorize the Board of Directors to fix the number of directors, provided that the number shall not be less than five nor more than twelve. Currently, the number is fixed at seven. The by-laws stagger the Board of Directors by dividing the number of directors into three classes, with one class being elected each year for a term of three years. For the 2003 annual meeting, two directors, Paul L. Berns, and Edward Staiano, PhD., are nominees for election.

     The table below sets forth certain information with respect to the nominees for election as Directors of Bone Care to serve until the 2006 annual meeting of shareholders. Unless otherwise specified, the shares of common stock represented by the proxies Bone Care is soliciting will be voted "FOR" the election as a Director of the persons named below, who have been nominated by the Board of Directors. If, at or prior to a person's election, either nominee is unwilling or unable to serve, it is presently intended that the proxies being solicited will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe either nominee will be unwilling or unable to serve.

NOMINEES FOR ELECTION OF A THREE-YEAR TERM EXPIRING AT THE 2006 ANNUAL MEETING:

     PAUL L. BERNS (age 36), Mr. Paul L. Berns has served as a Director of the Company since June 2002. Mr. Berns has been Director, President and Chief Executive Officer of the Company since June 2002. From March 2001 to April 2002, Mr. Berns served as Vice President and General Manager of Abbott Labs Immunology, Oncology and Pain. From June 2000 to March 2001, he served as Vice President, Marketing of BASF Pharmaceuticals. From March 1990 to June 2000, Mr. Berns held various positions of increasing responsibility at Bristol Meyer Squibb with the last position held being Vice President, Neuroscience Marketing.

     EDWARD STAIANO, PH.D. (age 67), Dr. Edward Staiano has served as a Director of the Company since November 2001. Dr. Staiano is currently Chairman and Chief Executive Officer of Sorrento Investment Group, a private investment company. From 1996 to 1999, Dr. Staiano was Chairman and Chief Executive Officer of Iridium World Communication Limited, a publicly traded company which subsequently sold all of its assets to Iridium Satellite LLC. From 1973 to 1996, he held various positions at Motorola, a publicly traded electronics corporation where Dr. Staiano last served as the President of General Systems Sector.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE NOMINEES NAMED ABOVE TO SERVE ON THE BOARD OF DIRECTORS OF BONE CARE.

     The following sets forth certain information about our directors whose terms of office will continue after the 2003 annual meeting.

INCUMBENT DIRECTORS - TERMS EXPIRING AT THE 2004 ANNUAL MEETING OF SHAREHOLDERS:

     MICHAEL D. CASEY (age 57), Mr. Michael D. Casey has been a Director of the Company since November 2001. Mr. Casey was the Chairman, President, and Chief Executive Officer and a Director of Matrix Pharmaceutical, Inc., a publicly traded cancer therapy company prior to its acquisition by Chiron Corporation in March 2002. Mr. Casey joined Matrix in October 1997 from Schein Pharmaceutical, Inc., a generic and ethical pharmaceutical company, where he was Executive Vice President from November 1995 to December 1996. In 1996 he was appointed President of the retail and specialty products division of Schein. From June 1993 to November 1995, he served as President and Chief Operating Officer of Genetic Therapy, Inc., a biopharmaceutical company. Mr. Casey was President of McNeil Pharmaceutical (a unit of Johnson & Johnson) from 1989 to June 1993 and Vice President, Sales and Marketing, for the Ortho Pharmaceutical Corp. (a subsidiary of Johnson & Johnson) from 1985 to 1989. Mr. Casey is a Director of Allos Therapeutics Inc., Celgene Corporation, Cholestech Corporation and SICOR Inc.

     RICHARD B. MAZESS, PH.D. (age 64), Dr. Richard B. Mazess is Chairman of the Board of the Company, a capacity he has held since February 1996. He is the Founder of Bone Care and has been a Director of the Company since 1984. Dr. Mazess served as Acting President and Chief Executive Officer of the Company from July 2001 to June 2002. He was also President of the Company from inception in 1994 through February 1996. Dr. Mazess was President and Director of Lunar Corporation from 1974 through August 2000. Lunar developed and sold x-ray and ultrasound densitometers for the diagnosis and monitoring of osteoporosis and other metabolic bone diseases. Lunar also developed and sold medical imaging equipment used by orthopedists and radiologists for imaging extremities. In addition, Dr. Mazess has been Professor Emeritus of Medical Physics at the University of Wisconsin - Madison since 1985.

     GARY E. NEI (age 59), Mr. Gary E. Nei has been a Director of the Company since April 2001. Since August 1994, Mr. Nei has served as Chairman of Nei-Turner Media (formerly B&B Publishing). Mr. Nei has been a Director of the Brady Corporation since November 1992. Brady Corporation is an international manufacturer and marketer of high-performance identification solutions and specialty coated materials.

INCUMBENT DIRECTORS - TERMS EXPIRING AT THE 2005 ANNUAL MEETING OF SHAREHOLDERS:

     MARTIN BARKIN, M.D. (age 67), Dr. Martin Barkin has been a Director of the Company since 1993. Dr. Barkin is currently President, Chief Executive Officer and a Director of DRAXIS Health, Inc. (a pharmaceutical company), a position he has held since 1992. He was a Partner and National Practice Leader for HealthCare at KPMG Canada from 1991 to 1992 and Deputy Minister of Health for the Province of Ontario from 1987 to 1991.

     CHARLES R. KLIMKOWSKI, CFA (age 68), Mr. Charles R. Klimkowski has been a Director of the Company since 1999. Prior to his retirement in 1998, Mr. Klimkowski served as Chief Operating Officer and Chief Investment Officer of ABN AMRO Asset Management (USA) Inc. Mr. Klimkowski was a Director of Theragenics Corp. from 1992 to 2000, Chairman of Theragenics from 1994 to 1997, and Co-chairperson from 1997 to 1998. Theragenics is a publicly traded company producing and selling implantable radiation devices for the treatment of cancer.

BOARD OF DIRECTORS COMMITTEES AND MEETINGS

     The Board of Directors maintains charters for select committees. To view key committee charters, please visit the Company's website at www.bonecare.com.

     The Board of Directors, which held eleven meetings during the year ended June 30, 2003, has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following is a brief description of the functions performed by these committees.

   AUDIT COMMITTEE

     The Audit Committee of the Board oversees our corporate accounting and financial reporting process and assists the board in fulfilling its oversight responsibility to the shareholders and others relating to:

          - The integrity of our financial statements and the financial reporting process;

          - The systems of internal controls regarding finance, accounting, legal compliance and ethics;

          -    The performance of the Company's independent auditors;

          - The annual independent audit and quarterly reviews of our financial statements; and

          -    The independent auditors' qualifications and independence.

     In connection with this oversight role, the Audit Committee performs several functions, including among other things:

          -    Selecting our independent auditors;

          - Monitoring the rotation of partners of the independent auditors on the Company's engagement team as required by law;

          - Discussing with management and the independent auditors the adequacy and effectiveness of our accounting and financial controls;

          - Reviewing the financial statements to be included in our reports filed with the SEC on Forms 10-K and 10-Q; and

          - Discussing with management and the independent auditors the results of the annual audit and the results of our quarterly financial statements.

     The Audit Committee operates under a charter adopted by the Board. Under its charter, the Audit Committee must have at least three members, each of whom satisfy the independence, financial literacy and experience requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC, Nasdaq, and any other applicable regulatory requirements. The Audit Committee is currently comprised of Mr. Klimkowski (Chair), Dr. Staiano and Mr. Nei. The Audit Committee met nine times during the year ended June 30, 2003. The Board of Directors has determined that Mr. Klimkowski meets the requirements of a financial expert as defined by the SEC and Nasdaq.

   COMPENSATION COMMITTEE

     The Compensation Committee reviews and approves the compensation for senior management, as well as compensation strategy and compensation policies for the Company. In addition, the Compensation Committee performs the following functions:

          - Reviewing and approving our performance objectives relevant to the compensation of the executive officers;

          - Reviewing and approving the compensation and other terms of employment for the Chief Executive Officer;

          -    Administering our stock option plans and other similar programs;
               and

          - Reviewing and determining the officers, employees and consultants to whom stock options should be granted, the number of options and the option price.

     The Compensation Committee is comprised of Mr. Casey (Chair) and Drs. Barkin and Staiano. During the year ended June 30, 2003, the Compensation Committee met six times.

   NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Nominating and Corporate Governance Committee oversees the identification, evaluation and recommendation of individuals qualified to be directors of the Company. The major responsibilities of the Nominating and Corporate Governance Committee are:

          -    Recommending to the Board individuals to serve as directors;

          - Reviewing the performance of incumbent non-employee directors and making recommendations for re-election to the Board;

          - Making recommendations on the size and composition of the Board and any committee thereof; and

          -    Overseeing the corporate governance guidelines.

     The Nominating and Corporate Governance Committee operates under a charter adopted by the Board. Under its charter, the Nominating and Corporate Governance Committee must have at least three members, each of whom satisfy the independence requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC, Nasdaq, and any other applicable regulatory requirements. The Nominating and Corporate Governance Committee is comprised of Mr. Nei (Chair), and Messrs. Casey and Klimkowski. During the year ended June 30, 2003, the Nominating and Corporate Governance Committee met two times. The Nominating and Corporate Governance Committee will consider individuals recommended by shareholders as nominees for election to the Board, if those nominations are made in accordance with the procedures contained in our Bylaws as described under "Other Business".

     During the year ended June 30, 2003, all of the directors attended at least 75% of the total number of meetings of the Board of Directors and committees on which they served.

                            COMPENSATION OF DIRECTORS

     Directors of the Company who are also employees of the company are not separately compensated for their service as directors. Non-employee directors are paid a retainer of $8,000 per year plus $2,000 per meeting attended in person or $1,000 if attended by phone. Committee members are paid $1,000 per committee meeting attended in person or $500 if attended by phone. The annual retainer is doubled for the non-employee Chairman of the Board and meeting attendance fees are doubled for the non-employee Chairman of the Board and non-employee committee Chairmen. Non-employee directors also receive an annual stock option grant to purchase 10,000 shares of common stock. Newly elected directors receive an initial one-time grant of a stock option to purchase 20,000 shares upon election to the Board, plus a one-time matching option to purchase a number of shares of common stock equal to the number of shares purchased by the director within 90 days of initial election to the Board, up to a maximum of 30,000 shares, plus a pro-rated portion of the annual 10,000 share grant. The stock options described in this paragraph expire ten years after their grant date.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the first two quarters of fiscal year ended June 30, 2003, Dr. Mazess served on the compensation committee of the Board of Directors. Dr. Mazess was President of Bone Care since its inception in 1984 through February 1996 and served as Acting President in fiscal 2002 prior to the appointment of Paul Berns as President and Chief Executive Officer.

                             AUDIT COMMITTEE REPORT

     The Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this Report by reference therein.

     The Audit Committee of the Board oversees our corporate accounting and financial reporting process and assists the board in fulfilling its oversight responsibilities to the shareholders. Management of the Company prepares financial statements in accordance with accounting principles generally accepted in the United States and establishes the system of internal controls. The Company's independent auditors are responsible for auditing our financial statements.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and our auditors, Deloitte & Touche LLP prior to their issuance. Additionally, the Audit Committee has reviewed and discussed all interim financial statements reported on Form 10-Q with management and our auditors prior to their issuance.

     The Audit Committee has discussed with our auditors the matters under Statement on Auditing Standards 61, Communication with Audit Committees and has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Statement No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Deloitte & Touche LLP their independence, including a review of fees.

     The Audit Committee meetings include, whenever appropriate, executive sessions with Deloitte & Touche LLP with and without the management of the Company present.

     Based on the reviews and discussions referred to above, we recommend to the Board that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2003, for filing with the SEC.

THE AUDIT COMMITTEE:

Charles Klimkowski, CFA, Chairman
Edward Staiano, Ph.D.
Gary Nei

                               INDEPENDENT AUDITOR

     On June 28, 2002, Bone Care dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent public accountants and appointed Deloitte & Touche LLP as its new independent accountants. The decision to dismiss Arthur Andersen and to retain Deloitte & Touche was approved by our board of directors (which included all members of the audit committee of our board of directors) and was not separately voted on by the audit committee of our board of directors.

     Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal year ended June 30, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's fiscal years ended June 30, 2001 and 2000, and the subsequent interim period through June 28, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the fiscal years ended June 30, 2001 and 2000, and the subsequent interim period through June 28, 2002.

     During the fiscal years ended June 30, 2001 and 2000, and the subsequent interim period through June 28, 2002, the Company did not consult with Deloitte & Touche regarding any of the matters or events set forth in Item 304 (a)(2)(i) or (ii) of Regulation S-K.

     The following table presents fees for services rendered by Deloitte & Touche LLP for the year ended June 30, 2003:

                                        ($ in 000's)
                                        ------------
Audit and Quarterly Review Fees            $   65
All Other Fees                                 48
                                           ------
       Total Fees                          $  113
                                           ======

     The Company did not retain Deloitte & Touche for financial information system design and implementation during the year ended June 30, 2003. All other fees consisted of tax consultation and tax compliance services provided by Deloitte & Touche. The audit committee considered whether, and has determined that, the provision of non-audit services is compatible with maintaining the independent auditors' independence.

EXECUTIVE OFFICERS

     As of October 1, 2003, our executive officers are as follows:

NAME                                      AGE     POSITION
----                                      ---     --------
Paul L. Berns..........................   36      President and CEO
James V. Caruso........................   44      Vice President-Sales
Carmine J. Durham......................   38      Vice President-Marketing
Jeffrey J. Freitag.....................   56      Vice President-R&D
Brian J. Hayden........................   51      Vice President-Finance
R. Andrew Morgan.......................   45      Vice President-Regulatory Affairs, Quality and Compliance
C. Basil Mundy II......................   57      Vice President-Business Development

     PAUL L. BERNS has served as our President and CEO and as a director since June 2002. Mr. Berns served as Vice President and General Manager of Abbott Labs Immunology, Oncology and Pain from March 2001 to April 2002. From June 2000 to March 2001, he served as Vice President, Marketing of BASF Pharmaceuticals. From March 1990 to June 2000, Mr. Berns held various positions of increasing responsibility at Bristol Meyer Squibb with the last position held being Vice President, Neuroscience Marketing.

     JAMES V. CARUSO has served as our Vice President- Sales since August 2002. Mr. Caruso was Vice President of Sales of the Neuroscience Business Unit at Novartis from June 2001 to August 2002. Mr. Caruso was Vice President of Sales at BASF Pharmaceuticals from June 2000 to June 2001 and from 1988 to June 2000; Mr. Caruso held several positions at Bristol Myers Squibb including Director of Sales- West Coast and Senior Director of Serzone Marketing.

     CARMINE J. DURHAM has served as our Senior Director- Marketing since September 2002 and was promoted to Vice President-Marketing in November 2002. Mr. Durham was formerly Business Unit Director, Marketing at Abbott Laboratories from March 2001 to September 2002. In addition, Mr. Durham held several positions at BASF Pharma from November 1997 to March 2001 including Senior Manager and Director of Marketing and several positions at Boehringer Mannheim Corporation Therapeutics from 1992 to 1997 including Manager of Sales Operations and Marketing Manager of Corporate Accounts.

     JEFFREY J. FREITAG, MD, has served as our Vice President-Research and Development since June 2003. Dr. Freitag held senior Clinical Research positions at PharmaNet Inc. from 1997 until May 2003, including Senior Vice President, Medical and Scientific Affairs. His prior appointments include Vice President, New Clinical Drug Development at The Liposome Company from 1994 to 1997, Director, Clinical Research at Wallace Laboratories from 1987 to 1994 and Associate Director, Clinical Research, Cardiovascular Drugs at Wyeth Laboratories from 1985 to 1987.

     BRIAN J. HAYDEN joined Bone Care in August 2003 and was appointed Vice President - Finance on October 1, 2003. Mr. Hayden was formerly Vice President, Finance, Chief Financial Officer and Treasurer of Cell Pathways, Inc. from November 1997 until its acquisition by OSI Pharmaceuticals, Inc. in June 2003. Since 1985, Mr. Hayden has served as the senior financial executive in five different life science companies, both public and private. From 1976 to 1985, Mr. Hayden served in senior financial management positions for Hoffmann-La Roche, Inc. From 1975 to 1976, he served on the audit staff of Coopers and Lybrand LLP (now PriceWaterhouseCoopers LLP).

     R. ANDREW MORGAN, R.PH., has served as our Vice President- Regulatory Affairs, Quality and Compliance since April 2002. Mr. Morgan was Director of Regulatory Affairs for Celltech Pharmaceuticals from November 1997 to March 2002. His prior appointments include Manager of Regulatory Affairs for Medeva, Inc. from May 1994 to November 1997 and Senior Regulatory Affairs Associate for Adams Laboratories from June 1991 to May 1994. Mr. Morgan also worked seven years as a clinical Pharmacist and Manager at All Saints Hospital.

     C. BASIL MUNDY II has served as our Vice President- Marketing since January 2002. Mr. Mundy held several senior marketing positions at Celltech Pharmaceuticals from July 2000 to December 2001. His prior appointments include Vice President, Marketing at MGI Pharma from December 1997 to March 1999, Director, INFeD Sales at Schein Pharmaceutical from January 1996 to December 1997, and Marketing Director for the National Kidney Foundation from May 1995 to January 1996. Mr. Mundy was previously employed by Johnson and Johnson, Ortho Biotech Inc. for 27 years.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this Report by reference therein.

     COMPENSATION PHILOSOPHY AND POLICIES. Our fundamental executive compensation philosophy is to enable us to attract and retain key executive personnel and to motivate those executives to achieve our objectives. The Company has not yet achieved profitability; therefore, some of the traditional methods of evaluating executive performance, such as profitability and return on equity, would be inappropriate. Accordingly, assessment of each executive's performance is based on attainment of his specific personal objectives in light of our overall strategic goals. Among other things, we review three specific areas in formulating the compensation packages of our executive officers. These areas are as follows:

     Our Company's overall performance:

          - The extent to which our key sales, research, clinical, development, manufacturing and financial objectives have been met during the preceding fiscal year.

          - Accessing capital to fund our research, development, operations and other business activities.

     Executive performance:

          - An executive's involvement in and responsibility for the development and implementation of strategic plans and the attainment of our strategic and operating objectives, along with achievement of agreed upon personal objectives.

          - The involvement of an executive in personnel recruitment, retention and morale.

          - The responsibility of the executive in working within operating budgets, controlling costs and other aspects of expense management.

     Other factors:

          - We consider the necessity of being competitive with companies in the pharmaceutical and biotechnology industry, taking into account relative company size, stage of development, performance and geographic location as well as individual responsibilities and performance.

          - We consider the need to provide reasonable incentives to management based on performance, independent of market conditions that may be beyond our control.

               Each executive officer's compensation package is reviewed annually and is comprised of up to three components: base salary, cash bonuses and stock options. In addition to these components, executive officers generally are eligible to participate in all employee benefit programs generally available to all of our employees.

               BASE SALARY: In setting the base salary levels for each executive officer, we review surveys and other available information on the base salaries of executive officers in comparable positions at other pharmaceutical and biotechnology companies. Factors considered include, but are not limited to, company size, stage of development and geographic location. We also consider the individual experience level and actual performance of each executive officer in light of our needs and objectives.

               BONUS AWARDS: As part of the review and setting of annual compensation, cash bonuses tied to the achievement of certain corporate objectives and certain specific personal objectives have been awarded to executive officers. For fiscal year 2004, we have adopted a defined plan whereby certain specific company objectives must be attained before the executive officers are eligible for bonuses.

               STOCK OPTION AWARDS: The Compensation Committee has the authority to grant both incentive and non-qualified stock options to the executive officers. Awards generally vest at various times in excess of one year from their date of grant, and are intended as incentive and motivation for our executive officers, as well as to align the interest of those officers more closely with those of our shareholders in advancing corporate objectives. All of our executive officers have been granted awards under the stock option plans.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. Since his hire in June 2002 through fiscal year end 2003, Mr. Berns annual base salary was $350,000. Mr. Berns salary was determined in accordance with the criteria outlined above. Also, in fiscal year 2003, Mr. Berns received a $600,000 sign-on payment, in connection with Mr. Berns accepting employment with the Company.

     Based on its evaluation of Mr. Berns performance, the Compensation Committee believes that Mr. Berns compensation level is appropriate and in line with his peers in the industry.

     DEDUCTIBILITY OF COMPENSATION EXPENSES. Current U.S. tax law has a $1 million annual tax deduction limit on compensation we pay to our Chief Executive Officer and our four other most highly compensated executive officers. The limit does not apply to "qualified performance-based compensation", as defined under the United States Tax Code and related regulations and as described under "Proposal 2 - Approval of the 2003 Stock Incentive Plan - Section 162 (m) of the Code." Compensation is performance-based if we can pay it only if objective pre-established performance criteria set by the Compensation Committee are met. The Compensation Committee may use its discretion to set actual compensation below the maximum amount calculated by application of our performance criteria.

     The Compensation Committee's general policy is to structure compensation programs that allow us to fully deduct the compensation under the above described one million dollar limit rules. The Compensation Committee also believes that we need flexibility to meet our incentive and retention objectives, even if we may not deduct all compensation.

Respectfully submitted,

THE COMPENSATION COMMITTEE:

Michael D. Casey, Chairman
Martin Barkin, M.D.
Edward Staiano, Ph.D.

                           SUMMARY COMPENSATION TABLE

     The following table summarizes information regarding compensation during the fiscal years ended June 30, 2003, 2002 and 2001 for our President and Chief Executive Officer and our four other most highly compensated executive officers.

                                                                                                       LONG-TERM
                                                                   ANNUAL COMPENSATION                COMPENSATION
                                                      ---------------------------------------------   ------------
                                                                                       OTHER           SECURITIES
                                             FISCAL                                    ANNUAL          UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION                   YEAR    SALARY ($)   BONUS ($) (1)   COMPENSATION ($)   OPTIONS (#)   COMPENSATION ($)
---------------------------                  ------   ----------   -------------   ----------------   ------------  ----------------
Paul L. Berns.............................   2003     350,000        175,000          600,000(7)        360,000             --
    President and Chief Executive Officer    2002      20,192(2)          --               --                --         70,000(10)
                                             2001          --             --               --                --             --

James V. Caruso...........................   2003     249,231(3)     135,000          300,000(8)        200,000          2,492(11)
    Vice President--Sales                    2002          --             --               --                --             --
                                             2001          --             --               --                --             --

Robert A. Beckman.........................   2003     220,000             --               --           120,000          5,500
    Former Vice President--Finance           2002     200,000             --               --                --          4,773
                                             2001      60,000(4)          --               --           110,000             --

R. Andrew Morgan..........................   2003     175,000         25,000               --            60,000         40,000(10)
    Vice President--Regulatory Affairs       2002      30,288(5)          --               --                --         10,000(10)
                                             2001          --             --               --                --             --

Carmine J. Durham.........................   2003     135,507(6)      59,500           25,000(9)         65,000        140,000(10)
    Vice President--Marketing                2002          --             --               --                --             --
                                             2001          --             --               --                --             --

------------------

(1) A portion of the named executive officer's compensation for each fiscal year shown was paid in the first quarter of the year following the year shown and is reported in this table as bonus.

(2) Paul L. Berns began serving as President and Chief Executive Officer in June 2002.

(3)  James V. Caruso began serving as Vice President - Sales in August 2002.

(4)  Robert A. Beckman began serving as Vice President - Finance in July 2001.

(5) R. Andrew Morgan began serving as Vice President - Regulatory Affairs in May 2002.

(6) Carmine J. Durham began serving as Vice President - Marketing in November 2002.

(7) Represents a sign-on payment in connection with Mr. Berns' accepting employment with the Company.

(8) Represents a sign-on payment in connection with Mr. Caruso accepting employment with the Company. If Mr. Caruso resigns within the first eighteen months of his employment, he must reimburse the Company for a pro rata portion of the payment.

(9) Represents a sign-on payment in connection with Mr. Durham accepting employment with the Company.

(10) Represent payments for relocation expenses.

(11) Represents the Company's matching contribution to a 401(k) plan.

     STOCK OPTION GRANTS IN 2003. The following table presents information concerning stock options granted during the year ended June 30, 2003 to each of the executive officers named in the Summary Compensation Table. In addition, in accordance with the rules of the SEC, the table shows the hypothetical gains for such options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

                              OPTION GRANTS IN 2003

                                                                                              POTENTIAL REALIZABLE VALUE
                                                     PERCENT OF                               AT ASSUMED ANNUAL RATES OF
                                                    TOTAL OPTIONS                            STOCK PRICE APPRECIATION FOR
                                        NUMBER OF    GRANTED TO     EXERCISE                        OPTION TERM(2)
                                        OPTIONS     EMPLOYEES IN      PRICE     EXPIRATION   ----------------------------
NAME                                   GRANTED(1)    FISCAL YEAR    ($/SHARE)     DATE(1)         5%             10%
----                                   ----------   -------------   ---------   ----------   ------------   -------------
Paul L. Berns.......................    360,000         24.1%        $  3.40     7/24/12      $ 1,993,767    $  3,174,741
James V. Caruso.....................    200,000         13.4            3.48     8/14/12        1,133,711       1,805,245
Robert A. Beckman...................    120,000          8.0            3.40     7/24/12          664,589       1,058,247
R. Andrew Morgan....................     40,000          2.7            3.40     7/24/12          221,530         352,749
                                         20,000          1.3            9.83     12/2/12          113,371         509,930
Carmine J. Durham...................     45,000          3.0            5.55     9/19/12          249,221         647,787
                                         20,000          1.3            9.83     12/2/12          110,765         509,930

------------------

(1) Options granted pursuant to the Plan expire ten years after the date of grant. The options granted in fiscal year 2003, in general, vest over three years with one-third vesting on the one-year anniversary date and monthly thereafter. Mr. Berns' options vest over a three-year period at a rate of 160,000 on the one-year anniversary date and the remainder over the remaining two-year period.

(2) The "potential realizable value" is calculated assuming that the fair market value of the common stock, on the date of the grant, appreciates at the indicated annual rate compounded annually for the entire term of the option. The 5% and 10% rates of appreciation are mandated by the rules of the SEC and do not represent the Company's estimate or projection of future increases in the price of common stock.

     AGGREGATED OPTION EXERCISES IN 2003 AND 2003 FISCAL YEAR-END OPTION VALUES. The following table presents the number and value of exercised options and the number and value of unexercised stock options as of June 30, 2003, held by the executive officers named in the Summary Compensation Table, distinguishing between options that are exercisable and those that are not exercisable.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

                      SHARES                     NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                     ACQUIRED       VALUE          OPTIONS AT FISCAL           IN-THE-MONEY OPTIONS
                        ON         REALIZED         YEAR END (#) (1)        AT FISCAL YEAR END ($) (2)
     NAME           EXERCISE(#)    (#) (2)    EXERCISABLE / UNEXERCISABLE   EXERCISABLE / UNEXERCISABLE
     ----           -----------    --------   ---------------------------   ---------------------------
Paul L. Berns             --             --          --     /    360,000           --     /  $ 3,780,000
James V. Caruso           --             --          --     /    200,000           --     /    2,084,000
Robert A. Beckman     57,600        324,864      40,000     /    180,000           --     /    1,260,000
R. Andrew Morgan          --             --          --     /     60,000           --     /      501,400
Carmine J. Durham         --             --          --     /     65,000           --     /      457,150

----------------------
(1) All options have been granted at exercise prices equal to the fair market value per share of common stock on the date of the grant. The closing price of the common stock at June 30, 2003 was $13.90 per share.

(2) This value is calculated in accordance with the rules of the SEC and does not represent value realized by the optionee.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes the number of outstanding options granted to employees and directors, as well as the number of securities remaining available for future issuance, under our equity compensation plan as of June 30, 2003.

                                                                                                NUMBER OF SECURITIES
                                                                                              REMAINING AVAILABLE FOR
                                          NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE      FUTURE ISSUANCE, UNDER
                                          BE ISSUED UPON EXERCISE      EXERCISE PRICE OF     EQUITY COMPENSATION PLANS
                                          OF OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES
                                            WARRANTS AND RIGHTS       WARRANTS AND RIGHTS     REFLECTED IN COLUMN (a))
PLAN CATEGORY                                      (a)                        (b)                       (c)
-------------                             -----------------------     --------------------   -------------------------
Equity compensation plans approved
   by security holders (1).............          1,931,233                   $ 7.32                   658,567

Equity compensation plans not                           --                       --                        --
   approved by security holders........
                                                 ---------                   ------                   -------
Total..................................          1,931,233                   $ 7.32                   658,567
                                                 =========                   ======                   =======

--------------------
(1) Consists of options outstanding under the Company's 1996 Stock Option Plan and the 2002 Stock Incentive Plan.

EXECUTIVE SEVERANCE AGREEMENTS

     The Company has severance arrangements with certain of its executive officers. Mr. Berns is entitled to a severance payment equal to twenty-four months of base compensation in the event that he is dismissed for any reason other than cause or if his position with the Company is eliminated, downgraded in scope or requires his relocation. Each of Messrs. Caruso and Durham are entitled to a severance payment equal to twelve months of base compensation in the event that he is dismissed for any reason other than cause or if his position with the Company is eliminated, downgraded in scope or requires his relocation. Mr. Morgan is entitled to a severance payment equal to six months of base compensation in the event that he is dismissed for any reason other than cause and twelve months of base compensation if his position with the Company is eliminated, downgraded in scope or requires his relocation.

     As of September 30, 2003, Robert A. Beckman has resigned his position with the Company. The Company has agreed to pay Mr. Beckman a one-time payment of $165,000 and has accelerated the vesting of 25,000 shares of stock options.

                              CERTAIN TRANSACTIONS

     Martin Barkin, M.D. is a board member of Bone Care and is the President and Chief Executive Officer of Draxis Health, Inc. (a pharmaceutical company). Bone Care initially granted Draxis Health Inc. a license to use and sell Hectorol in Canada for secondary hyperparathyroidism, osteoporosis and other metabolic bone diseases. Bone Care also granted Draxis a license in Canada to all know-how developed by or on behalf of Bone Care relating to the use of Hectorol for those indications. Draxis received marketing approval for Hectorol Capsules in Canada in May 2001. Draxis sold its Canadian pharmaceutical business to Shire Pharmaceuticals Group in July 2003. In conjunction with that sale, Bone Care entered into a new manufacturing and supply agreement and patent and trademark license agreement with Shire that replaced and superceded all previous agreements with Draxis. The patent and trademark agreement transfers to Shire the exclusive right to use and sell Hectorol previously granted to Draxis and requires a royalty for use of the Hectorol trademark. The manufacturing and supply agreement provides for the sale of Hectorol from Bone Care to Shire for distribution in Canada only.

     In April 2002, Bone Care entered into a manufacturing agreement with Draxis Pharma Inc., a division of Draxis Health Inc., to produce Hectorol Injection in Canada. Bone Care began receiving commercial shipments in March 2003 for customer sales in the U.S. Bone Care purchased approximately $1,994,962 of Hectorol Injection from Draxis Pharma in the six months ended June 30, 2003.

                           INDEBTEDNESS OF MANAGEMENT

     Since July 1, 2002, none of our directors, executive officers, nominees for election as directors or certain relatives of associates of such persons have been indebted to us in an aggregate amount in excess of $60,000 except as follows. In June 2002, we loaned to Paul L. Berns $165,400 in connection with he accepting employment with the Company and relocation to the greater Madison, Wisconsin area. The loan was to be repaid over three years with interest at an annual rate of five percent per annum. On July 1, 2003, Mr. Berns repaid the loan in full, including interest, to the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of these reports. Based on our review of the copies of those reports which we have received, and written representations from our directors and officers, we believe that all filings required to be made by our directors and officers since July 1, 2002 were made on a timely basis except as noted below. With respect to Paul L. Berns, James V. Caruso and Carmine J. Durham, Form 3's, each for one transaction, were not timely filed; Form 3's for each transaction were subsequently filed. With respect to Robert A. Beckman, two Form 4's were not timely filed; Form 4's for both transactions were subsequently filed. With respect to R. Andrew Morgan, a Form 3 and Form 4, each for one transaction, were not timely filed; a Form 3 and a Form 4 each for one transaction were subsequently filed.

                      COMMON STOCK PRICE PERFORMANCE GRAPH

     The Common Stock Price Performance Graph does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this Report by reference therein.

     The graph below compares the cumulative total shareholder return on our common stock for the five-year period commencing June 1998 and ending June 2003 with the cumulative total shareholder return of Standard & Poor's 500 Stock Index and Standard & Poor's 600 Biotechnology Index.

[PERFORMANCE GRAPH]

                                    JUNE 98  JUNE 99  JUNE 00  JUNE 01  JUNE 02  JUNE 03
                                    -------  -------  -------  -------  -------  -------
Bone Care International, Inc. ....   $ 100    $ 113    $ 269    $ 303    $  67    $ 159
S&P 500 Index.....................   $ 100    $ 123    $ 132    $ 112    $  92    $  92
S&P 600 BioTechnology Index.......   $ 100    $  96    $ 292    $ 321    $ 190    $ 199

     The graph above assumes $100 was invested on June 30, 1998, in each of our common stock, the S&P 500 Index, and the S&P 600 Biotechnology Index. The graph also assumes the reinvestment of dividends.

             PROPOSAL 2 - APPROVAL OF THE 2003 STOCK INCENTIVE PLAN

GENERAL

     The Board of Directors of Bone Care adopted the Bone Care International, Inc. 2003 Stock Incentive Plan (the "2003 Plan") and is proposing the 2003 Plan for shareholder approval. The purposes of the 2003 Plan are to align the interests of our shareholders and the recipients of awards under the 2003 Plan by increasing the proprietary interest of recipients in Bone Care's growth and success, to advance the interests of Bone Care by attracting and retaining directors, officers and other employees and to motivate those persons to act in the long-term best interests of Bone Care and its shareholders. Under the 2003 Plan, officers and other employees of the Company and its subsidiaries may be granted non-qualified stock options, incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) stock appreciation rights ("SARs"), restricted stock, unrestricted stock and performance shares. All employees of Bone Care and its subsidiaries (109 persons as of September 1, 2003) and six non-employee directors will be eligible to participate in the 2003 Plan.

     The following is a summary of the 2003 Plan, which is qualified in its entirety by reference to the complete text of the 2003 Plan which is attached as Exhibit A to this proxy statement and incorporated herein by reference.

     DESCRIPTION OF THE 2003 PLAN

     Administration. The 2003 Plan will be administered by the compensation committee of the board of directors (the "Committee") consisting of at least two directors who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and "outside directors" within the meaning of Section 162(m) of the Code. Subject to the express provisions of the 2003 Plan, and except for options granted automatically to non-employee directors, the Committee will have the authority to select eligible officers and other employees to receive awards under the 2003 Plan and to determine the terms and conditions of each award. Each award will be evidenced by a written agreement between Bone Care and the recipient of the award setting forth the terms and conditions of the award. The Committee also will have authority to prescribe rules and regulations for administering the 2003 Plan and to decide questions of interpretation or application of any provision of the 2003 Plan. In addition, the Committee may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities, and may accelerate the exercisability or vesting of outstanding awards. Except with respect to awards to persons whose compensation is likely to be subject to the $1 million deduction limit under
Section 162(m) of the Code, and persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, the Committee may delegate some or all of its power and authority to administer the 2003 Plan to our chief executive officer or other executive officer.

     Except in connection with a change in Bone Care's capital structure or similar event, the Committee may not, without shareholder approval, reduce the exercise price of an outstanding option or base price of an outstanding SAR or cancel outstanding options or SARs and grant substitute awards with lower exercise or base prices.

     Available Shares. Under the 2003 Plan, 300,000 shares of common stock are available for the grant of awards. As of October 1, 2003, 228,522 and 153,250 shares were available for the future grant of stock options under Bone Care's existing 1996 Stock Option Plan (the "1996 Plan") and 2002 Stock Incentive Plan (the "2002 Plan"), respectively. Accordingly, if the 2003 Plan is approved by shareholders, an aggregate of 681,772 shares will be available for the future grant of awards under the 2003 Plan, the 1996 Plan, and the 2002 Plan combined.

     The number of shares of common stock available for awards under the 2003 Plan and the terms of each outstanding award will be adjusted in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of common stock other than a regular cash dividend. To the extent that shares of common stock subject to an outstanding option (except to the extent shares of common stock are issued or delivered by Bone Care in connection with the exercise of a tandem SAR), free-standing SAR, unrestricted stock award, restricted stock award or performance share award are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of the award or by reason of the delivery or withholding of shares of common stock to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then those shares of common stock again will be available for awards under the 2003 Plan.

     The maximum number of shares of common stock with respect to which options or SARs or a combination thereof may be granted under the 2003 Plan during any calendar year to any participant is 200,000, subject to adjustment as described above. The maximum number of shares of common stock with respect to which restricted stock awards subject to performance measures, or with respect to which performance share awards, may be granted under the 2003 Plan during any calendar year to any participant is 200,000, subject to adjustment as described above.

     Change in Control. In the event of (i) certain acquisitions of 50% or more of the then outstanding shares of common stock, (ii) a change in the board of directors resulting in the incumbent directors ceasing to constitute at least a majority of the board of directors, (iii) the consummation of a reorganization, merger or consolidation or sale or disposition of all or substantially all of the assets of Bone Care (unless, among other conditions, Bone Care's shareholders receive more than 50% of the stock of the resulting company) or
(iv) the consummation of a liquidation or dissolution of Bone Care, all outstanding awards will be surrendered to Bone Care in exchange for a cash payment except that, in the case of a merger or similar transaction in which the shareholders receive publicly traded common stock, all outstanding options and SARs immediately will become exercisable in full, all other awards immediately will vest, all performance measures will be deemed satisfied at the maximum level and each option, SAR and other award will represent a right to acquire the appropriate number of shares of common stock received in the merger or similar transaction.

     Effective Date, Termination and Amendment. If approved by shareholders, the 2003 Plan will be effective as of November 19, 2003. The 2003 Plan will terminate on November 19, 2013, unless terminated earlier by the board of directors. The board of directors may amend the 2003 Plan at any time, subject to any requirement of shareholder approval required by applicable law and provided that no amendment may be made without shareholder approval if the amendment would (i) increase the number of shares of common stock available under the 2003 Plan, (ii) effect any change inconsistent with Section 422 of the Code or (iii) extend the term of the 2003 Plan.

     Stock Options and Stock Appreciation Rights--General. Under the 2003 Plan, the Committee may grant to eligible participants non-qualified stock options and incentive stock options to purchase shares of common stock. The Committee may also grant SARs either independently of, or in tandem with, a stock option. The exercise of an SAR entitles the holder to receive shares of common stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of the common stock on the exercise date and base price of the SAR. Except for non-qualified stock options automatically granted to non-employee directors, the Committee will determine the terms of each option and SAR, including the number and exercise price or base price of the shares subject to the option or SAR, the term of the option or SAR and the conditions to the exercisability of the option or SAR, subject to the limitations set forth below. Upon exercise of an option, the purchase price must be paid in the manner set forth in the agreement relating to the option. The agreement may provide for payment in cash, by delivery of certain previously acquired shares of common stock, by delivery of an irrevocable notice of exercise to a broker-dealer acceptable to us or by a combination of cash and delivery of certain previously acquired shares of common stock.

     Non-Qualified Stock Options and Stock Appreciation Rights. The exercise price of a non-qualified stock option and the base price of an SAR will be determined by the Committee, except that the price per share will not be less than 100% of the fair market value of a share of common stock on the date of grant and except that the base price of an SAR granted in tandem with an option will be the exercise price of the option.

     If the holder of a non-qualified stock option or SAR terminates employment or service by reason of disability or death, unless otherwise specified in the agreement relating to the option or SAR, the option or SAR will be fully exercisable and may thereafter be exercised until the earlier of one year after the date of termination (or any other period set forth in the award agreement) and the expiration of the option or SAR. If the holder of a non-qualified stock option or SAR terminates employment or service by reason of retirement on or after age 60, unless otherwise specified in the agreement relating to the option or SAR, the option or SAR will be exercisable only to the extent that the option or SAR is exercisable on the effective date of the termination and may thereafter be exercised until the earlier of two years after the date of the termination (or any other period set forth in the award agreement) and the expiration of the option or SAR. If the employment or service of a holder of a non-qualified stock option or SAR is terminated by Bone Care for cause, the option or SAR automatically will be canceled on the date of termination. If the holder of a non-qualified stock option or SAR terminates employment or service for any reason other than disability, death, retirement on or after age 60 or for cause, unless otherwise specified in the award agreement, the option or SAR will be exercisable only to the extent that it is exercisable on the effective date of termination and may thereafter be exercised until the earlier of three months after the date of the termination (or any other period set forth in the award agreement) and the expiration of the option or SAR.

     Incentive Stock Options. No incentive stock option will be exercisable later than ten years after its date of grant, and in the case of a recipient of an incentive stock option who owns more than 10% of the voting power of all shares of capital stock of Bone Care (a "ten percent holder"), the option must be exercised no later than five years after its date of grant. The exercise price of an incentive stock option will not be less than 100% of the fair market value of the common stock on the date of grant of the option, except that if the recipient of an incentive stock option is a ten percent holder, the exercise price will be not less than the price required by the Code, currently 110% of the fair market value of the common stock on its date of grant. To the extent that the aggregate fair market value of common stock with respect to which an incentive stock option is exercisable for the first time by an individual during a calendar year exceeds the amount established by the Code, currently $100,000, the option will be treated as a non-qualified stock option.

     If the holder of an incentive stock option terminates employment by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code), unless otherwise specified in the option agreement, the option will be fully exercisable and may thereafter be exercised until the earlier of one year after the date of termination (or any shorter period set forth in the option agreement) and the expiration of the option. If the holder of an incentive stock option terminates employment by reason of death, unless otherwise specified in the option agreement, the option will be fully exercisable and may thereafter be exercised until the earlier of one year after the date of death (or any other period set forth in the option agreement) and the expiration of such option. If the employment of a holder of an incentive stock option is terminated by Bone Care for cause, the option automatically will be canceled on the date of the termination. If the holder of an incentive stock option terminates employment for any reason other than permanent and total disability, death or for cause, unless otherwise specified in the option agreement, the option will be exercisable to the same extent as set forth above with respect to non-qualified stock options and may thereafter be exercised until the earlier of three months after the date of termination and the expiration of the option. If the holder of an incentive stock option dies during the period of exercisability of the option following termination of employment by reason of permanent and total disability or for any other reason other than for cause, unless otherwise set forth in the option agreement, the option will be exercisable only to the extent that it is exercisable on the date of the holder's death and may thereafter be exercised until the earlier of one year after the date of the holder's death (or any other period set forth in the option agreement) and the expiration of the option.

     Non-Employee Director Options. Under the 2003 Plan, on the date of each annual meeting of Bone Care shareholders, each person who is a non-employee director of Bone Care on that date will be granted a non-qualified stock option to purchase 10,000 shares of common stock. Each such option will become exercisable one year following the date of grant. Each non-employee director of Bone Care who becomes such on a date other than the date of an annual shareholder meeting will be granted a non-qualified option to purchase a pro-rated portion of 10,000 shares, which option will become exercisable on the date of the annual shareholder meeting following the date of grant. Each new non-employee director of Bone Care will be granted a non-qualified option to purchase 20,000 shares of common stock and a non-qualified option to purchase a number of shares of common stock (not to exceed 30,000) equal to the number of shares purchased by the non-employee director during the first 90 days after the director first becomes a director. Each such option will become exercisable in equal annual installments over the non-employee director's initial term. Each option granted to a non-employee director will have an exercise price equal to 100% of the fair market value of a share of common stock on the date of grant and will expire 10 years after the date of grant. The number of shares subject to the options granted to a non-employee director are subject to adjustment in the event of a change in Bone Care's capital structure or similar event.

     If the holder of a non-employee director option ceases to be a director of Bone Care by reason of disability or death, the non-employee director option will be fully exercisable and may thereafter be exercised until the earlier of one year after the date the holder ceased to be a director and the expiration of the option. If the holder of a non-employee director option ceases to be a director of Bone Care on or after age 60, the non-employee director option will be exercisable only to the extent that it is exercisable on the effective date of the holder's ceasing to be a director and may thereafter be exercised until the earlier of two years after the date the holder ceased to be a director and the expiration of the option. If the holder of a non-employee director option ceases to be a director of Bone Care for any other reason, the non-employee director option will be exercisable only to the extent that it is exercisable on the effective date of the holder's ceasing to be a director and may thereafter be exercised until the earlier of three months after the date the holder ceased to be a director and the expiration of the option. If the holder of a non-employee director option dies during any of the periods of exercisabilty following the holder's ceasing to be a director of Bone Care as described above, the non-employee director option will be exercisable only to the extent that it is exercisable on the date of the holder's death and may thereafter be exercised until the earlier of one year after the date of the holder's death and the expiration of the option.

     Unrestricted Stock and Restricted Stock Awards. Under the 2003 Plan, the Committee may grant (i) unrestricted stock awards, which are vested upon grant, and (ii) stock awards which are subject to a restriction period ("restricted stock"). An award of restricted stock may be conditioned upon, or subject to, attainment of pre-established performance measures.

Shares of restricted stock generally are subject to forfeiture if the holder does not remain continuously in the employment of or service to Bone Care during the restriction period or, if the restricted stock is subject to performance measures, if the performance measures are not attained during the restriction period, except that in the event of the termination of employment or service of a holder of a restricted stock award, any cancellation or forfeiture of the portion of the restricted stock award which is then subject to a restriction period will be subject to the terms set forth in the agreement relating to the award. Unless otherwise set forth in an award agreement, the holder of a restricted stock award will have rights as a shareholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock.

     Performance Share Awards. Under the 2003 Plan, the Committee also may grant performance share awards. Each performance share represents a right, contingent upon the attainment of pre-established performance measures within a specified performance period, to receive one share of common stock, which may be restricted stock, or the fair market value of one share of common stock in cash. Prior to the settlement of a performance share award in shares of common stock, the holder of the award will have no rights as a shareholder of Bone Care with respect to the shares of common stock subject to the award. Performance shares generally are subject to forfeiture if the pre-established performance measures are not attained during the performance period, except that in the event of the termination of employment or service of a holder of a performance share award, any cancellation or forfeiture of the portion of the performance share award which is then subject to a performance period will be subject to the terms set forth in the agreement relating to such award.

     Performance Measures. Under the 2003 Plan, the vesting or payment of performance share awards and the vesting of certain restricted stock awards will be subject to the satisfaction of performance measures. The exercisability of stock options or SARs also may be subject to the satisfaction of performance measures. Under the 2003 Plan, performance measures may include the following: common stock value, earnings per share, return to shareholders (including dividends), return on assets, return on equity, earnings of the Company, revenues, market share, cash flow, cost reduction goals or any combination of the foregoing. The performance measures applicable to a particular award will be determined by the Committee. No performance measures currently have been designated by the Committee in connection with any award to be granted under the 2003 Plan.

     Nontransferability. Unless otherwise specified in the agreement relating to an award, no award granted under the 2003 Plan will be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by Bone Care.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the United States federal income tax consequences of awards made under the 2003 Plan. The following should not be relied upon as being a complete description of those consequences and does not address the state, local or other tax consequences of awards made under the 2003 Plan.

     Stock Options. A participant will not recognize taxable income at the time of grant of a stock option. A participant will recognize compensation taxable as ordinary income upon exercise of a non-qualified stock option equal to the excess of the fair market value, on the date of exercise, of the shares purchased over their exercise price, and Bone Care generally will be entitled to a corresponding deduction. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred to the participant, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and Bone Care will not be entitled to any deduction. If, however, the shares are disposed of within the above-described period, then in the year of the disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon the disposition and the fair market value of the shares on the date of exercise over the exercise price, and Bone Care generally will be entitled to a corresponding deduction.

     SARs. A participant will not recognize taxable income at the time of grant of an SAR. A participant will recognize compensation taxable as ordinary income upon exercise of an SAR equal to the fair market value of any shares delivered and the amount of any cash paid by Bone Care upon that exercise, and Bone Care generally will be entitled to a corresponding deduction.

     Restricted Stock. A participant will not recognize taxable income at the time of grant of shares of restricted stock and Bone Care will not be entitled to a deduction at that time, unless the participant makes an election to be taxed at the time the shares of restricted stock are granted. If that election is not made, the participant will recognize compensation taxable as ordinary income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at that time over the amount, if any, paid for the shares. The amount of ordinary income recognized by a participant by making the above-described election or upon the lapse of the restrictions is deductible by Bone Care as a compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income, rather than dividend income, in an amount equal to the dividends paid and Bone Care will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

     Unrestricted Stock. A participant will recognize compensation taxable as ordinary income at the time of grant of shares of unrestricted stock in an amount equal to the then fair market value of the shares, and Bone Care will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

     Performance Shares. A participant will not recognize taxable income at the time of grant of performance shares. Upon the settlement of performance shares, a participant will recognize compensation taxable as ordinary income equal to the fair market value of any shares delivered and the amount of any cash paid by Bone Care and Bone Care generally will be entitled to a corresponding deduction.

     Tax Withholding. The compensation taxable as ordinary income recognized by a participant (other than a non-employee director) in connection with an award under the 2003 Plan will be subject to withholding of tax by Bone Care.

     Section 162(m) of the Code. Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's four most highly compensated executive officers other than the chief executive officer. However, certain types of compensation paid to those executives are not subject to the $1 million deduction limit. One type is "qualified performance-based compensation." Qualified performance-based compensation must satisfy all of the following requirements: (i) the compensation must be payable solely on account of the attainment of preestablished objective performance measures, (ii) the performance measures must be determined by a committee consisting solely of two or more "outside directors," (iii) the material terms under which the compensation is to be paid, including the performance measures, must be approved by a majority of the corporation's shareholders and (iv) the committee administering the plan must certify that the applicable performance measures were satisfied before payment of any performance-based compensation is made. The Committee will consist solely of two or more "outside directors" as defined for purposes of Section 162(m) of the Code. As a result, and based on regulations published by the United States Department of the Treasury, certain compensation under the 2003 Plan, such as that payable with respect to options, SARs, restricted stock with restrictions based upon the attainment of performance measures and performance awards, is not expected to be subject to the $1 million deduction limit under Section 162(m) of the Code, but other compensation under the 2003 Plan, such as that payable with respect to unrestricted stock and restricted stock with restrictions not based upon the attainment of performance measures, is expected to be subject to such limit.

     The following table sets forth the aggregate number of shares of common stock underlying options which would be granted automatically to non-employee directors on June 30 of each year:

Position                                             Number of Shares
--------                                             ----------------
All Non-Employee Directors as a Group (6 persons)         60,000

     The exercise price per share would be 100% of the fair market value of a share of common stock on the date of grant. On October 6, 2003, the closing sale price of common stock on the Nasdaq National Market was $14.50 per share. The general terms of each option are described above under "Non-Employee Director Options" in "Proposal 2 - Approval of the 2003 Stock Incentive Plan."

     The options to be granted to the persons listed under "Summary Compensation Table: during the fiscal year ending June 30, 2004 are not determinable. The options granted to those persons during the fiscal year ended June 30, 2003 are listed under "Option Grants in 2003".

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" APPROVAL OF THE 2003 STOCK INCENTIVE PLAN.

       PROPOSAL 3 - RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP to audit our financial statements for the fiscal year ending June 30, 2004. Deloitte & Touche LLP audited our financial statements for the fiscal year ended June 30, 2003.

     It is expected that a representative of Deloitte & Touche LLP will attend the 2003 annual meeting, with the opportunity to make a statement if they should desire, and will be available to respond to appropriate questions.

     Approval of the ratification of the selection of Deloitte & Touche LLP will require that the number of votes cast favoring approval exceeds the number of votes cast opposing the proposal. Unless otherwise specified, the shares of common stock represented by the proxies being solicited will be voted "FOR" the proposal.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" APPROVAL OF THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP.

                                 OTHER BUSINESS

     The Board knows of no other business which will come before the annual meeting. If any other matters shall properly come before the annual meeting, your authorized proxies will vote on such matters in accordance with their best judgment on such matters.

                              SHAREHOLDER PROPOSALS

     The Bylaws of the Company provide that no business may be conducted at an annual meeting (including proposed nominations of persons for election to the Board) unless properly brought before the meeting. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given written notice to the corporate secretary of Bone Care, received at our principal executive offices, not less than 60 days nor more than 90 days prior to the meeting or, if less than 70 days' notice of the meeting or prior public disclosure of the date of the meeting is given or made to shareholders, not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed or, if earlier, the day on which the public disclosure was made. Our by-laws also contain requirements for the information that must be contained in the shareholder's notice. Copies of the applicable by-law provisions may be obtained, without charge, upon written request to the corporate secretary of the company at its principal executive offices. The 2004 annual meeting is expected to be held on November 15, 2004. Accordingly, a shareholder proposal or nomination intended to be brought before the 2004 annual meeting must be received by the secretary on or after August 15, 2004 and on or prior to September 16, 2004.

     In order to be considered for inclusion in our proxy materials for the 2004 annual meeting of shareholders, written notice of any shareholder proposal must be delivered or mailed to and received at our principal executive offices by June 10, 2004, at 1600 Aspen Commons, Middleton, Wisconsin 53562.

                              COSTS OF SOLICITATION

     We will pay the costs of soliciting proxies, including printing, handling and mailing of this proxy statement, the proxy and related material furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, custodians, nominees and fiduciaries holding shares of common stock in their names which are beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding proxy material to the beneficial owners. Certain officers, directors and regular employees of the Company may solicit proxies by telephone, telegraph, and facsimile or in person. These persons will receive no extra compensation for their services.

                              FINANCIAL STATEMENTS

     A copy of our annual report on Form 10-K filed with the SEC, containing audited financial statements for the fiscal year ended June 30, 2003, is enclosed herewith.

                                           By Order of the Board of Directors,

                                           /s/ Paul L. Berns

                                           Paul L. Berns
                                           President and Chief Executive Officer

Middleton, Wisconsin
October 10, 2003

                                                                       EXHIBIT A

                          BONE CARE INTERNATIONAL, INC.
                            2003 STOCK INCENTIVE PLAN

                                  INTRODUCTION

         1.1      PURPOSES.

         The purposes of the Bone Care International, Inc. 2003 Stock Incentive Plan (the "Plan") of Bone Care International, Inc., a Wisconsin corporation (the "Company"), are (i) to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining directors, officers and other employees and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

         1.2    CERTAIN DEFINITIONS.

         "AGREEMENT" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

         "BOARD" shall mean the Board of Directors of the Company.

         "CAUSE" shall mean (i) the willful failure to perform the duties assigned by the Company (other than a failure resulting from the holder's Disability), (ii) the willful engaging in conduct which is demonstrably injurious to the Company or any Subsidiary, monetarily or otherwise, including conduct that, in the reasonable judgment of the Company, constitutes gross negligence or no longer conforms to the standard of the Company's executives or employees or (iii) any act of fraud, embezzlement, theft or other act of dishonesty, admission or conviction of a felony or of any crime involving moral turpitude, fraud, embezzlement, theft or misrepresentation, or the violation of any statutory or common law duty of loyalty to the Company or any Subsidiary.

         "CHANGE IN CONTROL" shall have the meaning set forth in Section 6.8(b).

         "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "COMMITTEE" shall mean the committee designated by the Board, consisting of two or more members of the Board, each of whom may be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

         "COMMON STOCK" shall mean the common stock, without par value, of the Company, together with associated preferred stock purchase rights.

         "COMPANY" shall have the meaning set forth in Section 1.1.

         "CORPORATE TRANSACTION" shall have the meaning set forth in Section 6.8(b)(3).

         "DIRECTOR COMMENCEMENT DATE" shall have the meaning set forth in
Section 3.2.

         "DISABILITY" shall mean the inability of the holder of an award to perform substantially such holder's duties and responsibilities for at least 180 consecutive days as a result of the holder's physical or mental illness, as determined solely by the Committee.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "FAIR MARKET VALUE" shall mean the closing transaction price of a share of Common Stock as reported in the Nasdaq Stock Market on the date as of which such value is being determined or, if the Common Stock is not listed on

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

Nasdaq, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined, or if there shall be no reported transaction for such date, on the next preceding date for which a transaction was reported; provided, however, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

         "FREE-STANDING SAR" shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

         "INCENTIVE STOCK OPTION" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

         "INCUMBENT BOARD" shall have the meaning set forth in Section
6.8(b)(2).

         "MATURE SHARES" shall mean previously-acquired shares of Common Stock for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

         "NON-EMPLOYEE DIRECTOR" shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

         "NON-QUALIFIED STOCK OPTION" shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

         "OUTSTANDING COMMON STOCK" shall have the meaning set forth in Section 6.8(b)(1).

         "OUTSTANDING VOTING SECURITIES" shall have the meaning set forth in
Section 6.8(b)(1).

         "PERFORMANCE MEASURES" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR, (ii) as a condition to the grant of a Stock Award or (iii) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Performance Share Award, of the shares of Common Stock subject to such award and/or of payment with respect to such award. Such criteria and objectives may include one or more of the following: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets, return on equity, earnings of the Company, revenues, market share, cash flow or cost reduction goals, or any combination of the foregoing.

         "PERFORMANCE PERIOD" shall mean any period designated by the Committee during which the Performance Measures applicable to a Performance Share Award shall be measured.

         "PERFORMANCE SHARE" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu of all or a portion thereof, the Fair Market Value of such share of Common Stock in cash.

         "PERFORMANCE SHARE AWARD" shall mean an award of Performance Shares under this Plan.

         "PERMANENT AND TOTAL DISABILITY" shall have the meaning set forth in
Section 22(e)(3) of the Code or any successor thereto.

         "PERSON" shall have the meaning set forth in Section 6.8(b)(1).

         "PLAN" shall have the meaning set forth in Section 1.1.

         "POST-TERMINATION EXERCISE PERIOD" shall mean the period specified in or pursuant to Section 2.3(a), Section 2.3(b), Section 2.3(d) or Section 2.3(e) following termination of employment with or service to the Company during which an option or SAR may be exercised.

         "RESTRICTED STOCK" shall mean shares of Common Stock which are subject to a Restriction Period.

         "RESTRICTED STOCK AWARD" shall mean an award of Restricted Stock under this Plan.

         "RESTRICTION PERIOD" shall mean any period designated by the Committee during which the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

         "RETIREMENT" shall mean termination of employment with or service to the Company by reason of retirement on or after age 60.

         "SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

         "STOCK AWARD" shall mean a Restricted Stock Award or an Unrestricted Stock Award.

         "SUBSIDIARY" and "SUBSIDIARIES" shall have the meanings set forth in
Section 1.4.

         "TANDEM SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Qualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

         "TAX DATE" shall have the meaning set forth in Section 4.5.

         "TEN PERCENT HOLDER" shall have the meaning set forth in Section
2.1(a).

         "UNRESTRICTED STOCK" shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

         "UNRESTRICTED STOCK AWARD" shall mean an award of Unrestricted Stock under this Plan.

         1.3      ADMINISTRATION.

This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Qualified Stock Options, (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock or Unrestricted Stock and (iv) Performance Shares. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs and the number of Performance Shares subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements of Section 162(m) of the Code and regulations thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Performance Share Award shall lapse and (iv) the Performance Measures applicable to any outstanding award (if any) shall be deemed to be satisfied at the maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive.

         The Committee may delegate some or all of its power and authority hereunder to the Board or the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or the Chief Executive Officer or other executive officer of the Company with regard to the grant of an award to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.

         No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's Articles of Incorporation and/or By-laws, and under any directors' and officers' liability insurance that may be in effect from time to time.

         A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

         1.4      ELIGIBILITY.

         Participants in this Plan shall consist of such officers, other employees and directors (including Non-Employee Directors) and persons expected to become officers, other employees and directors of the Company and its subsidiaries from time to time (individually a "Subsidiary" and collectively the "Subsidiaries") as the Committee in its sole discretion may select from time to time. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Non-Employee Directors shall be eligible to participate in this Plan in accordance with
Article V.

         1.5      SHARES AVAILABLE.

         Subject to adjustment as provided in Section 6.7, 300,000 shares of Common Stock shall be available for awards under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options, including Non-Qualified Stock Options granted to Non-Employee Directors pursuant to Article V, outstanding Free-Standing SARs, outstanding Stock Awards and outstanding Performance Share Awards. To the extent that shares of Common Stock subject to an outstanding option (except to the extent shares of Common Stock are issued or delivered by the Company in connection with the exercise of a Tandem SAR), Free-Standing SAR, Stock Award or Performance Share Award are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under this Plan.

         Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder,
(i) the maximum number of shares of Common Stock with respect to which options or SARs or a combination thereof may be granted during any calendar year to any person shall be 200,000, subject to adjustment as provided in Section 6.7, (ii) the maximum number of shares of Common Stock with respect to which Stock Awards subject to Performance Measures may be granted during any calendar year to any person shall be 200,000, subject to adjustment as provided in Section 6.7 and (iii) the maximum number of shares of Common Stock with respect to which Performance Share Awards may be granted during any calendar year to any person shall be 200,000, subject to adjustment as provided in Section 6.7.

                 II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

         2.1      STOCK OPTIONS.

         The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option shall be a Non-Qualified Stock Option. An Incentive Stock Option may not be granted to any person who is not an employee of the Company or any parent or subsidiary (as defined in Section 424 of the Code). Each Incentive Stock Option shall be granted within ten years of the date this Plan is adopted by the Board. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Qualified Stock Options.

         Options shall be subject to the following terms and conditions and shall be subject to such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

         (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order for the option to constitute an Incentive Stock Option.

         (b) Exercise Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

         (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and by accompanying such notice with payment therefore in full (or by arranging for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of Mature Shares having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefore and any withholding taxes thereon, as described in Section 6.5, have been paid (or arrangement made for such payment to the Company's satisfaction).

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

         2.2 STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

         SARs shall be subject to the following terms and conditions and shall be subject to such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

         (a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

         (b) Exercise Period and Exercisability. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of a SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to
Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

         (c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are canceled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

         2.3      TERMINATION OF EMPLOYMENT OR SERVICE.

         (a) Disability. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with or service to the Company of the holder of an option or SAR terminates by reason of Disability, each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the effective date of such holder's termination of employment or service and (ii) the expiration date of the term of such option or SAR.

         (b) Retirement. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with or service to the Company of the holder of an option or SAR terminates by reason of Retirement, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR is exercisable on the effective date of such holder's termination of employment or service and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of
(i) the date which is two years (or such other period as set forth in the Agreement relating to such option or SAR) after the effective date of such holder's termination of employment or service and (ii) the expiration date of the term of such option or SAR.

         (c) Death. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with or service to the Company of the holder of an option or SAR terminates by reason of death, each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the date of death and (ii) the expiration date of the term of such option or SAR.

         (d) Other Termination. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with or service to the Company of the holder of an option or SAR terminates for any reason other than Disability, Retirement or death or for Cause, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR is exercisable on the effective date of such holder's termination of employment or service and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such option or SAR) after the effective date of such holder's termination of employment or service and (ii) the expiration date of the term of such option or SAR.

         (e) Termination of Employment or Service - Incentive Stock Options. If the employment with the Company of a holder of an Incentive Stock Option terminates by reason of Permanent and Total Disability, each Incentive Stock Option held by such optionee shall be fully exercisable (unless otherwise specified in the Agreement relating to the option), and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option.

         If the employment with the Company of a holder of an Incentive Stock Option terminates by reason of death, each Incentive Stock Option held by such optionee shall be fully exercisable (unless otherwise specified in the Agreement relating to the option), and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

         If the employment with the Company of a holder of an Incentive Stock Option terminates for any reason other than Permanent and Total Disability or death or for Cause, each Incentive Stock Option held by such optionee shall be exercisable to the extent set forth in Section 2.3(a), Section 2.3(b) or 2.3(d), as applicable (unless otherwise specified in the Agreement relating to the option), and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of
(i) the date which is three months after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option.

         (f) Death Following Termination of Employment or Service. Unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the holder of an option or SAR dies during the applicable Post-Termination Exercise Period, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the date of such holder's death and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the date of death and (ii) the expiration date of the term of such option or SAR.

         (g) Cause. Notwithstanding anything to the contrary in this Plan or in any Agreement relating to an option or SAR, as the case may be, if the employment with or service to the Company of the holder of an option or SAR is terminated by the Company for Cause, each option and SAR held by such holder automatically shall be canceled on the effective date of such holder's termination of employment or service.

                                III. STOCK AWARDS

         3.1 STOCK AWARDS. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or an Unrestricted Stock Award.

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

         3.2 TERMS OF STOCK AWARDS. Stock Awards shall be subject to the following terms and conditions and shall be subject to such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

         (a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award or Unrestricted Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee. Unrestricted Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

         (b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or (ii) if the holder of such award remains continuously in the employment of or service to the Company during the specified Restriction Period and for the forfeiture of all or a portion of the shares of Common Stock subject to such award (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such award does not remain continuously in the employment of or service to the Company during the specified Restriction Period.

         (c) Share Certificates. During the Restriction Period, a certificate or certificates representing a Restricted Stock Award may be registered in the holder's name or a nominee name at the discretion of the Company and may bear a legend, in addition to any legend which may be required pursuant to Section 6.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All certificates registered in the holder's name shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), or upon the grant of an Unrestricted Stock Award, in each case subject to the Company's right to require payment of any taxes in accordance with Section 6.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

         (d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

         3.3 TERMINATION OF EMPLOYMENT OR SERVICE. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period relating to a Restricted Stock Award, or any forfeiture and cancellation of such award upon a termination of employment with or service to the Company of the holder of such award, whether by reason of Disability, Retirement, death or any other reason, shall be determined by the Committee.

                          IV. PERFORMANCE SHARE AWARDS

         4.1 PERFORMANCE SHARE AWARDS. The Committee may, in its discretion, grant Performance Share Awards to such eligible persons as may be selected by the Committee.

         4.2 TERMS OF PERFORMANCE SHARE AWARDS. Performance Share Awards shall be subject to the following terms and conditions and shall be subject to such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

         (a) Number of Performance Shares and Performance Measures. The number of Performance Shares subject to a Performance Share Award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

         (b) Vesting and Forfeiture. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such award, if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of all or a portion of such award, if specified Performance Measures are not satisfied or met during the specified Performance Period.

         (c) Settlement of Vested Performance Share Awards. The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

         4.3 TERMINATION OF EMPLOYMENT OR SERVICE. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Share Award, or any forfeiture and cancellation of such award upon a termination of employment with or service to the Company of the holder of such award, whether by reason of Disability, Retirement, death or any other reason, shall be determined by the Committee.

                V. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

         5.1      ELIGIBILITY.

         Each Non-Employee Director shall be granted options to purchase shares of Common Stock in accordance with this Article V. All options granted under this Article III shall be Non-Qualified Stock Options.

         5.2      AUTOMATIC GRANTS OF STOCK OPTIONS.

         Each Non-Employee Director shall be granted Non-Qualified Stock Options as follows:

         (a) Time of Grant. (i) On the date that each person first becomes a Non-Employee Director (a "Director Commencement Date"), such person shall be granted an option to purchase 20,000 shares of Common Stock, at a purchase price per share equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option.

                  (ii)On the date that is 90 days after a Non-Employee Director's Director Commencement Date, such Non-Employee Director shall be granted an option to purchase a number of shares of Common Stock (not to exceed 30,000) equal to the number of shares of Common Stock purchased by such Non-Employee Director during the 90 day period beginning on such Director Commencement Date, at a purchase price per share equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option.

                  (iii) On the date of each annual meeting of shareholders of the Company, each person who is a Non-Employee Director on such date shall be granted an option to purchase 10,000 shares of Common Stock at a purchase price per share equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option.

                  (iv)If a Non-Employee Director's Director Commencement Date is not on the date of an annual meeting of shareholders of the Company, then on such Director Commencement Date, such Non-Employee Director shall be granted an option to purchase a number of shares of Common Stock equal to 10,000 multiplied by a fraction, the numerator of which is the number of days from and including such Director Commencement Date until the date of the next following annual meeting of shareholders of the Company, at a purchase price per share equal to 100% of the Fair Market Value of a Share of Common Stock on the date of grant of such option.

         (b) Exercise Period and Exercisability. Each option granted under
Section 5.2(a)(i) or Section 5.2 (a)(ii) shall become fully exercisable in equal annual installments over the initial term as a director of the Non-Employee Director to whom such option is granted, each option granted under Section 5.2(a)(iii) shall become fully exercisable one year following the date of grant and each option granted under Section 5.2(a)(iv) shall become fully exercisable on the date of the annual meeting of shareholders of the Company next following the date of grant. Each option granted under this
Section 5.2 shall expire ten years after its date of grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Section 5.2 shall be exercisable in accordance with Section 2.1(c).

         5.3      TERMINATION OF DIRECTORSHIP.

         (a) Disability. If the holder of an option granted under Section 5.2 ceases to be a director of the Company by reason of Disability, each such option held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year after the effective date of such holder's ceasing to be a director and (ii) the expiration date of the term of such option.

         (b) Retirement. If the holder of an option granted under Section 5.2 ceases to be a director of the Company on or after age 60, each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the effective date of such holder's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of
(i) the date which is two years after the effective date of such holder's ceasing to be a director and (ii) the expiration date of the term of such option.

         (c) Death. If the holder of an option granted under Section 5.2 ceases to be a director of the Company by reason of death, each such option held by such holder shall be fully exercisable and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the expiration date of the term of such option.

         (d) Other Termination. If the holder of an option granted under Section
5.2 ceases to be a director of the Company for any reason other than Disability, ceasing to be a director on or after age 60 or death, each such option held by such holder shall be exercisable only to the extent such option is exercisable on the effective date of such holder's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is three months after the effective date of such holder's ceasing to be a director and (ii) the expiration date of the term of such option.

         (e) Death Following Termination of Directorship. If the holder of an option granted under Section 5.2 dies during the period set forth in Section 5.3(a) following such holder's ceasing to be a director of the Company by reason of Disability, during the period set forth in Section 5.3(b) following such holder's ceasing to be a director of the Company on or after age 60, or during the period set forth in Section 5.3(d) following such holder's ceasing to be a director for any reason other than by reason of Disability or ceasing to be a director on or after age 60, each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the date of the holder's death and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the expiration date of the term of such option.

                                   VI. GENERAL

         6.1      EFFECTIVE DATE AND TERM OF PLAN.

         This Plan shall be submitted to the stockholders of the Company for approval at the 2003 annual meeting of stockholders and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at such meeting, shall become effective on the date of such approval. This Plan shall terminate ten years after its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards granted hereunder shall be null and void.

         6.2      AMENDMENTS.

         The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) and Section 422 of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 6.7), (b) effect any change inconsistent with
Section 422 of the Code or (c) extend the term of this Plan. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

         6.3      AGREEMENT.

         No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the executed Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

         6.4      NON-TRANSFERABILITY OF AWARDS.

         Unless otherwise specified in the Agreement relating to an award, no award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative or similar person. Except to the extent permitted by the second preceding sentence or the Agreement relating to an award, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

         6.5      TAX WITHHOLDING.

         The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date") or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of Mature Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A),
(B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

         6.6      RESTRICTIONS ON SHARES.

         Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or automated quotation system or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such award or the delivery of shares thereunder, such award shall not be exercised or settled and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

         6.7      ADJUSTMENT.

         In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the maximum number of securities available for Stock Awards and Performance Share Awards, the number and class of securities subject to each outstanding option and the purchase price per security, the number and class of securities subject to each option to be granted to Non-Employee Directors pursuant to Article V, the maximum number of securities with respect to which options or SARs or a combination thereof, or Stock Awards or Performance Share Awards, may be granted during any calendar year to any person the terms of each outstanding SAR, the number and class of securities subject to each outstanding Stock Award or Performance Share Award, and the terms of each outstanding Restricted Stock Award or Performance Share Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise price or base price, if any, of such award.

         6.8      CHANGE IN CONTROL.

         (a) (1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, (i) all outstanding options and SARs shall immediately become exercisable in full, (ii) the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) the Performance Period applicable to any outstanding Performance Share shall lapse, (iv) the Performance Measures applicable to any outstanding award shall be deemed to be satisfied at the maximum level and (v) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option and the base price in the case of an SAR shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price.

              (2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to (i) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option, (ii) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the base price of the SAR, (iii) in the case of a Restricted Stock Award or Performance Share Award, the number of shares of Common Stock or the number of Performance Shares, as the case may be, then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control. In the event of a Change in Control, each Tandem SAR shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related option.

         (b) "Change in Control" shall mean:

                  (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 6.8(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 50% or more of the Outstanding Common Stock or 50% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

                  (2) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

                  (3) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 50% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

                  (4) the consummation of a plan of complete liquidation or dissolution of the Company.

         6.9      NO RIGHT OF PARTICIPATION OR EMPLOYMENT.

         Except as provided in Article V, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

         6.10     RIGHTS AS STOCKHOLDER.

         No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

         6.11     DESIGNATION OF BENEFICIARY.

         If permitted by the Company, a holder of an award may file with the Committee a written designation of one or more persons as such holder's beneficiary or beneficiaries (both primary and contingent) in the event of the holder's death. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR.

         Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder's lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

         If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding option and SAR hereunder held by such holder, to the extent exercisable, may be exercised by such holder's executor, administrator, legal representative or similar person.

         6.12     GOVERNING LAW.

         This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Wisconsin and construed in accordance therewith without giving effect to principles of conflicts of laws.

         6.13     FOREIGN EMPLOYEES.

         Without amending this Plan, the Committee may grant awards to eligible persons who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or its Subsidiaries operate or have employees.

         6.14     NO REPRICING OF AWARDS.

         Notwithstanding anything in this Plan to the contrary and subject to
Section 6.7, the exercise price or base price, as the case may be, of any award granted hereunder shall not be reduced after the date of grant of such award, and no award granted hereunder shall be canceled for the purpose of regranting a new award at a lower exercise price or base price, as the case may be, without the affirmative vote of a majority of the voting power of the shares of capital stock of the Company represented at a meeting in which the reduction of such exercise price or base price, or the cancellation and regranting of an award, as the case may be, is considered for approval.

                          BONE CARE INTERNATIONAL, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                               1600 ASPEN COMMONS
                              MIDDLETON, WISCONSIN

                          WEDNESDAY, NOVEMBER 19, 2003
                                   10:00 A.M.

Bone Care International, Inc.
1600 Aspen Commons
Middleton, Wisconsin  53562                                     PROXY

The undersigned shareholder of Bone Care International, Inc. (the "Company"), hereby acknowledges receipt of the Notice of the 2003 Annual Meeting of Shareholders and Proxy Statement of the Company, and hereby appoints Paul L. Berns and Brian J. Hayden, and each of them as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of the Shareholders of Bone Care International, Inc., to be held at the Holiday Inn Hotel and Suites, 1109 Fourier Drive, Madison, Wisconsin, on Wednesday, November 19, 2003 at 10:00 A.M., local time, and any adjournments or postponements thereof, upon the matters set forth on the reverse side, with all the powers which the undersigned would possess if personally present.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. It will be voted on the matters set forth on the reverse side of this form as directed by the shareholder, but if no direction is made in the space provided, it will be voted FOR proposals 1, 2 and 3.

                      See reverse for voting instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Bone Care International, Inc., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

                               Please detach here

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

Proposal 1. Election of directors:  [ ] Vote FOR        [ ] Vote WITHHELD       [ ] Vote FOR All
                                        all nominees        from all nominees       Nominees Except

            01 Paul L. Berns

            02 Edward Staiano, Ph.D.

(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDICATED NOMINEE, MARK "FOR ALL NOMINEES EXCEPT" AND
WRITE THE NOMINEE'S NAME IN THE BOX PROVIDED TO THE RIGHT.)    [              ]

Proposal 2. Approval of the 2003 Stock Incentive Plan.              [ ] For    [ ] Against    [ ] Abstain

Proposal 3. Ratify the selection of Deloitte & Touche LLP as
our independent auditors for the fiscal year ending June 30, 2004.  [ ] For    [ ] Against    [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL
Address Change? Mark Box [ ]                           Date ___________________
Indicate changes below:

                                     [                                         ]
                                     Signature(s) in Box
                                     Stockholder must sign exactly as the name appears at left. When signed as a corporate officer, executor, administrator, trustee, guardian, etc., please give full title as such. Both joint tenants must sign.